RAND LOGISTICS, INC.


SAGINAW



Investor Presentation
Third Quarter Fiscal Year 2015

Rand Logistics, Inc.
NASDAQ: RLOG



Favorable Asset Mix

Self-Unloading Bulk Carriers

12


ROBERT S. PIERSON


OJIBWAY

Bulk Carriers

4

Note: Vessel counts include both River Class and Mid Class vessels.

RAND
LOGISTICS, INC.

Rand Logistics: Who We Are



A Leading Provider of Bulk Freight Shipping Services Throughout the Great Lakes Region

Products transported include:

Aggregates | Coal | Iron Ore | Salt | Grain

Diverse end markets served:

Infrastructure/Construction | Industrial | Integrated Steel | Food Processing

The Only Carrier Offering Domestic Port-to-Port Services in Both the U.S. and Canada on the Great Lakes

Operate both US & Canadian flagged vessels

USA | CAN

in compliance with Jones Act in U.S. and Coasting Trade Act in Canada

Operate >50% of all River Class vessels (<650' length) currently operating on Great Lakes

Our Fleet of 16 Vessels Consists of:

6 Self-unloading bulk carriers

(including 3 articulated tug & barge units)

6 Self-unloading bulk carriers

4 Conventional bulk carriers

(1 self-unloading bulk carrier is scheduled to be introduced into service in 2nd half of 2015)

RAND LOGISTICS, INC.

The Great Lakes Market: Competitive Dynamics



Type of Vessel	Vessel Physical Characteristics	Commodities	Primary Participants/# of Vessels	
			U.S. Flagged	Canadian Flagged
"Thousand Footers"	▪ 1,000 feet in length ▪ 60,000 ton capacity	▪ Iron Ore ▪ Western Coal	▪ American Steamship (GATX)/6 ▪ Great Lakes Fleet (CN)/3 ▪ Interlake Steamship/4	▪ None
40,000 Ton Class	▪ 800 feet in length	▪ Iron Ore ▪ Western Coal	▪ American Steamship (GATX)/1 ▪ Great Lakes Fleet/1	▪ None
Mid-Class/ Seaway Max	▪ 650 – 826 feet in length ▪ 20,000 – 30,000 ton capacity	▪ Iron Ore ▪ Coal (western and eastern) ▪ Aggregates (metallurgical) ▪ Grain	▪ American Steamship (GATX)/61 ▪ Great Lakes Fleet (CN)/4 ▪ Interlake Steamship/4 ▪ VTB/ULT/2 ▪ Central Marine (Arcelor Mittal)/2 ▪ ***Rand/2***	▪ Algoma Central/16 ▪ Canada Steamship Lines/13 ▪ ***Rand/1***
River Class	▪ 620 – 650 feet in length ▪ 17,000 – 22,000 ton capacity	▪ Aggregates (construction) ▪ Salt ▪ Coal (western and eastern) ▪ Iron Ore ▪ Grain	▪ ***Rand/4*** ▪ American Steamship (GATX)/3 ▪ Great Lakes Fleet (CN)/1 ▪ Interlake Steamship/1	▪ ***Rand/4 (5TH BEING INTRODUCED 2ND HALF 2015)*** ▪ Algoma Central/2
Bulk Carriers	▪ Not capable of self-unloading	▪ Grain ▪ Iron Ore	▪ Interlake/1 ▪ Central Marine (Arcelor Mittal)/1	▪ ***Rand/4*** ▪ Algoma Central/5 ▪ Canada Steamship Lines/6

[1] Includes 2 inactive steam powered vessels

RAND LOGISTICS, INC.

Rand Logistics:
A Moat Business



Legislative Barriers to Entry

Dense Customer Network and Trade Pattern Efficiency

Long Economic Lived Assets

Non-duplicable Portfolio of Assets at Our Cost Basis



Geographic Barriers to Entry

Long-term Customer Contracts

Diversified Customers & Freight

Low Cost Operator

RAND LOGISTICS, INC.



Roadmap for Driving ROIC

Capitalize on Recent IT Investments

- Measuring performance on a per-contract basis
- Mine data to insure all time-related costs are properly included in standard costs
- Leverage more robust pricing model

Leverage Market Position Within River Class Segment

- Modify existing contracts to reduce asymmetric risk
- Targeted market share gains
- Participate in improving demand for the materials we transport

Continue to Improve Reliability and Operating Efficiency Metrics

- Increase percentage of time in revenue loaded condition through company-wide program: "Finding 15 Minutes Per Day"

A Portion of Long Term Incentive Compensation Awards for All Participating Employees Are Based On Achieving ROIC Targets

Roadmap for Driving ROIC



Rationalizing Costs

- Terminate 16th vessel lease
- Crew travel expenses
- Purchasing
- Benefits management

Increase Self-Sufficiency Relating to Ship Repair & Maintenance, Discretionary Expenditures

- Further build-out and development of Lower Lakes Ship Repair

Introduction into Service of Vessel 17 in the Second Half of 2015

- Investment underwritten to yield a double-digit annual unlevered ROIC
- Vessel currently fully booked

A Portion of Long Term Incentive Compensation Awards for All Participating Employees Are Based On Achieving ROIC Targets

RAND LOGISTICS, INC.


SAGINAW
SAGINAW

RAND LOGISTICS, INC.



Financial Review

Historical Results



Rand Logistics	FYE March 31			Interim		LTM
($ in millions)	2012	2013	2014	12/31/13	12/31/14	12/31/14
Total Revenues	**147.8**	**156.6**	**155.8**	**148.8**	**146.6**	**153.6**
Growth	-	*6.0%*	*-0.5%*	*n/a*	*-1.5%*	*-1.4%*
Operating Income	**15.2**	**8.1**	**10.9**	**24.4**	**22.8**	**9.3**
Margin %	*10.3%*	*5.2%*	*7.0%*	*16.4%*	*15.5%*	*6.1%*
EBITDA	**31.2**	**28.3**	**32.5**	**40.7**	**43.6**	**35.4**
Margin %	*21.1%*	*18.1%*	*20.9%*	*27.3%*	*29.7%*	*23.0%*
Non Cash (Gain) / Loss on Foreign Exchange	(0.2)	0.2	0.1	0.1	0.8	0.8
Equity Compensation	0.6	1.2	0.7	0.5	0.5	0.6
Adjusted EBITDA	**31.6**	**29.7**	**33.2**	**41.2**	**44.8**	**36.8**
Margin %	*21.4%*	*18.9%*	*21.3%*	*27.7%*	*30.6%*	*24.0%*

RAND LOGISTICS, INC.

Financial Overview



EBITDA before Loss/(Gain) on Foreign Exchange - Bridge



Dec YTD FY2015 vs. Dec YTD FY2014
(U.S. Dollars In Millions)
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$40.7
$6.9
($2.5)
($1.5)
$43.6
Dec YTD FY2014 Actual
Net Profit Improvement*
April Vessel Margin
FX
Dec YTD FY2015 Actual

* Includes the increase/(decrease) in May through December vessel margin, admin., winterwork/layup/fitout expense

RAND LOGISTICS, INC.



Historical TTM EBITDA


TTM EBITDA before Loss/(Gain) on Foreign Exchange*
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
FY08 Q1
FY08 Q2
FY08 Q3
FY08 Q4
FY09 Q1
FY09 Q2
FY09 Q3
FY09 Q4
FY10 Q1
FY10 Q2
FY10 Q3
FY10 Q4
FY11 Q1
FY11 Q2
FY11 Q3
FY11 Q4
FY12 Q1
FY12 Q2
FY12 Q3
FY12 Q4
FY13 Q1
FY13 Q2
FY13 Q3
FY13 Q4
FY14 Q1
FY14 Q2
FY14 Q3
FY14 Q4
FY15 Q1
FY15 Q2
FY15 Q3

* Excludes Lender Amendment Fee of $446K incurred in FY2010 and acquisition related costs in FY2011

RAND LOGISTICS, INC.


SAGINAW
SAGINAW

RAND
LOGISTICS, INC.



Appendix



Able to Leverage Customer Network

Existing Customer Network Based on Long-term Relationships Create Operating Efficiencies and Limits Competitor Penetration

- The size and breadth of Rand's existing network allows the Company to better optimize utilization and reduce deadhead time
  - Rand's scale, breadth of customers and flexibility allows for them to price competitively vis-a-vis the competition
    - The numerous locations of Rand's existing customer network allows the Company to increase backhaul, reducing the cost per shipment for mutual benefit
      - Smaller operators have a difficult time pricing competitively because they lack the customer base to count on backhaul revenue
  - Company utilizes staggered start contracts that are based on tonnage and not on a per vessel basis, allowing the company to better optimize utilization, pricing and backhaul strategies



Coal, Coke, Slag
Stone
Salt, Coal, Stone
Iron, Ore
Grain
Stone Quarries
MINNESOTA
Thunder Bay
LAKE SUPERIOR
Superior
Marquette
WISCONSIN
Escanaba
Port Inland
Drummond Island
Sault Ste. Marie
Bruce Mines
Thessalon
Cedarville
Meldrum Bay
Badgeley Island
Stoneport
Alpena
Charlevoix
LAKE HURON
ONTARIO
Midland
Green Bay
Manistee
Ludington
Saginaw
Goderich
Toronto
LAKE ONTARIO
Hamilton
Colborne
Buffalo
MICHIGAN
Sarnia
Nanticoke
Marysville
NEW YORK
LAKE MICHIGAN
Milwaukee
Muskegon
Grand Haven
Holland
Detroit
Windsor
Conneaught
Ashtabula
LAKE ERIE
Cleveland
Toledo
Marblehead
Chicago
ILLINOIS
INDIANA
OHIO
PENNSYLVANIA

RAND
LOGISTICS, INC.



Diversified Freight & Customers

Long-term Contracts Provide Insulation from Any Significant Pricing Pressure

- Morton Salt
- Georgia-Pacific
- Carmeuse Natural Chemicals
- ADM
- Koch Carbon, LLC
- Richardson
- Essar
- Kraft Foods
- Sifto
- Southwestern Sales Corporation Limited
- Cleveland-Cliffs
- Holcim
- Cargill
- Casco
- Essroc Italcementi Group – A world class local business
- Parrish & Heimbecker, Limited
- ArcelorMittal
- Bunge
- Lafarge

Cargo Mix December YTD FY 2015



Aggregates 46.6%
Coal 11.7%
Ore 13.9%
Grain 10.3%
Salt 12.5%
Slag 1.1%
Pet Coke 1.7%
Coke 0.7%
Potash 0.5%
Oxide 1.0%

RAND LOGISTICS, INC.

Business Environment and Operational Overview



- Continued Trend of Improved Vessel Operating and Reliability Performance and Strong Customer Demand in Q3 FY2015
  - Operating income plus depreciation, amortization and loss on foreign exchange and lease termination expense of $15.1 million, up 15.2% (+20.7% constant currency)
  - Gains tempered by weakness in Canadian dollar
  - New long-term contractual business helping to rebalance commodity mix, leverage route network, and improve trade pattern efficiencies
  - Also benefiting from higher water levels, modest contractual price increases and improved reliability and operating metrics

Q3 FY 2015 Highlights	
Tonnage Hauled	+ 13.8%
Salt Tonnage	+71%
Aggregates Tonnage	+9%
Iron Ore Tonnage	+29%
Freight and Related Revenue	+5.3%
Sailing Days	-0.7% / 9 days
Vessels Operated	15
Fleet Utilization	98.6%
Vessel Operating Costs/Day	-8.3%
Vessel Margin/Day	$13,633
Op Income + D&A + Loss on FX + Lease Termination Expense*	+20.7%

* Assuming constant currency

RAND LOGISTICS, INC.

Business Environment and Operational Overview



- Sailing Days down 0.7%, or 9 days, related to timing of vessel lay ups
  - Fleet utilization of 98.6% versus 99.3%
  - Delay time losses of 139 days (10.2% of Sailing Days) versus 178 days (13.0% of Sailing Days)
- Customer Demand Remained Strong

Q3 FY 2015 Highlights	
Tonnage Hauled	+ 13.8%
Salt Tonnage	+71%
Aggregates Tonnage	+9%
Iron Ore Tonnage	+29%
Freight and Related Revenue	+5.3%
Sailing Days	-0.7% / 9 days
Vessels Operated	15
Fleet Utilization	98.6%
Vessel Operating Costs/Day	-8.3%
Vessel Margin/Day	$13,633
Op Income + D&A + Loss on FX + Lease Termination Expense*	+20.7%

* Assuming constant currency

RAND LOGISTICS, INC.

Business Environment and Operational Overview



Key Metrics
Nine Months Ended December FY2014 vs. December FY2015

Sailing Days



4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
3,918
3,850
-1.7%
Dec. YTD FY2014
Dec YTD FY2015

Marine Freight Revenue per Day



32,000
30,000
28,000
26,000
31,248
32,384
3.6%
Dec YTD FY2014
Dec YTD FY2015

Delay Days



400
300
200
100
0
400
342
-14.5%
Dec YTD FY2014
Dec YTD FY2015

- Our vessel utilization decreased from 95.0% for December YTD FY2014 to 93.3% for December YTD FY2015 of the theoretical maximum of 3,850 Sailing Days
- Delay days measure the lost time incurred by our vessels while in operation. The measure includes inclement weather, dock delays, traffic congestion and vessel mechanical delays
- Our lost time factor, which is delay days as a percentage of Sailing Days, decreased from 10.2% for Dec. YTD FY2014 to 8.9% for Dec. YTD FY2015

RAND LOGISTICS, INC.



Summary Historical Financial Results


$27,266
$16,583
$3,222
$1,640
$27,087
$15,763
$2,934
$1,692
$27,092
$16,988
$2,963
$1,635
$28,922
$15,692
$2,963
$1,929
$30,035
$17,209
$3,436
$2,129
$30,760
$18,322
$2,919
$1,726
$31,823
$18,227
$3,132
$1,810
FY2009
FY2010
FY2011
FY2012
FY2013
FY2014
LTM Dec 2014

	FY2009	FY2010	FY2011	FY2012	FY2013	FY2014	LTM Dec 2014
Sailing Days	3,148	3,143	3,338	3,721	3,922	4,166	4,098
# of Vessels	12	12	12	14	16	15	15

■ Marine Freight Rev/Day ■ Vessel Operating Exp/Day* ■ G&A/Day ** ■ Repair & Maintenance/Day

* **Vessel Operating Exp** is net of fuel surcharge revenue
** **G&A** excludes Lender Agreement Fee in FY2010

RAND LOGISTICS, INC.

Significant Reduction in Mechanical Delays



Mechanical Delays as a % of Total Sailing Days


FY'13 Avg. = 3.4%
FY'14 Avg. = 2.2%
3.8%
3.0%
3.2%
4.5%
2.0%
2.3%
2.1%
2.4%
2.1%
FY'13 Q1
FY'13 Q2
FY'13 Q3
FY'13 Q4
FY'14 Q1
FY'14 Q2
FY'14 Q3
FY'14 Q4
YTD Dec'14

Delays Were Reduced ~38% from 3.4% in FY'13 to 2.1% in the YTD Period Ended December 2014

RAND LOGISTICS, INC.

Significant Reduction in Lost Sailing Days Due to Incidents



Lost Sailing Days Due to Incidents

5 New Vessels Added
Between FY'11 and FY'13

Management Focus on Incidents Reduction
via Greater Process Efficiency*



2.3%
2.2%
3.7%
0.5%
0.8%
77
84
149
23
30
FY'11
FY'12
FY'13
FY'14
YTD Dec'14
Total Lost Sailing Days Due to Incidents
% of Sailing Days

Incidents Have Fallen ~80% from 149 in FY'13 to 30 in the YTD Period Ended December 2014

* e.g. rebuilding & expanding engineering team, vessel audits, improved preventative maintenance procedures, communication and processes

RAND LOGISTICS, INC.